UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

CORDEX PHARMA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33023	86-0982792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7660 Fay Avenue, Suite H-373, La Jolla, CA 92037
(Address of Principal Executive Office) (Zip Code)

(858) 551-5700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

     On February 17, 2010, the Company entered into an agreement with its debenture holders which, among other things, extended the maturity date of all of its outstanding debentures until March 31, 2010.  Certain debenture holders provided funding to the Company in the aggregate amount of $50,000, through loans to the Company, which loans are senior to all other secured loans other than the January 2010 loans and are on a party basis with the January 2010 loans.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

Exhibit No.	Description

4.1	Form of Bridge Note

10.1	Extension and Bridge Funding Agreement dated February 17, 2010

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORDEX PHARMA, INC.

Date: February 23, 2010	By:	/s/SHEPARD GOLDBERG
Shepard Goldberg
Chief Executive Officer

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